SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
September 30, 2002

SUN HYDRAULICS CORPORATION
(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway
Sarasota, Florida	34243

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 941-362-1200

Item 5. Other Events.

     On September 30, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing a $0.04 per share dividend on its common stock payable on October 15, 2002, to shareholders of record as of September 30, 2002.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

None.

     (b)  Pro Forma Financial Information.

None.

     (c)  Exhibits.

Exhibit
Number	Exhibit Description

99.1	Press Release of the Registrant dated September 30, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

	By:	/s/ Richard J. Dobbyn

Richard J. Dobbyn
Chief Financial Officer (Principal
Financial and Accounting Officer)

Dated: September 30, 2002

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release of the Registrant dated September 30, 2002.